Exhibit 10.2

[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

FIFTH AMENDMENT TO PURCHASED SERVICES AGREEMENT

This FIFTH AMENDMENT TO PURCHASED SERVICES AGREEMENT (this “Amendment”) is dated as of the 1st day of May, 2023, and is entered into between GK FINANCING, LLC, a California limited liability company (“GKF”) and KETTERING MEDICAL CENTER, an Ohio non-profit corporation, (“Medical Center”).

Recitals:

WHEREAS, GKF and Medical Center are parties to a certain Purchased Services Agreement dated as of November 19, 2008 (but dated December 9, 2008 by Medical Center), as amended by (i) a First Amendment to Purchased Services Agreement dated June 11, 2009, (ii) a Second Amendment to Purchased Services Agreement dated February 27, 2014, (iii) a Third Amendment to Purchased Services Agreement dated March 28, 2019, and (iv) a Fourth Amendment to the Purchased Services Agreement dated April 20, 2021 (as amended, the “Agreement");

WHEREAS, GKF and Medical Center desire to further amend the Agreement to provide for the simplification of Purchased Services payments.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

Agreement:

1.	Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meanings set forth in the Agreement.

2.

Definition of Procedure.  As of the date of this Fifth Amendment, Section 8(b)(i) of the Agreement, including as amended by the Third Amendment dated March 28, 2019, shall be deleted in its entirety and replaced by the following:

i.     “Procedure” means any treatment that involves stereotactic, external, single or up to and including five (5) fraction(s), conformal radiation, commonly called radiosurgery, that may include one or more isocenters during the patient treatment session, delivered to any site(s) superior to the foramen magnum. “Procedure” shall expressly exclude (1) any procedures which the Equipment is unable to perform or which, in the opinion of Elekta, the Equipment is not designed or reasonably suitable to perform. Additionally, “Procedure” shall not include the creation and/or sharing of a treatment plan with a patient when the patient does not receive any treatment utilizing the Equipment.

3.	Purchased Service Payments. Effective May 1, 2023 Exhibit 8, of the Agreement shall be deleted in its entirety and be replaced by Exhibit 8 attached hereto.

4.             Captions. The captions and paragraph headings used herein are for convenience only and shall not be sued in construing or interpreting this Amendment.

5.             Full Force and Effect. Except as amended by this Fifth Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect. In the event of any conflict or inconsistency between the terms and provisions of this Fifth Amendment and that of the Agreement, the terms and provisions of this Fifth Amendment shall prevail and control.

Exhibit 10.2

[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, the parties have executed this Fifth Amendment effective as of the date first written above.

GKF: GK FINANCING, LLC By: /s/ Craig K. Tagawa Name: Craig K. Tagawa Title: Chief Executive Officer	Medical Center: KETTERING MEDICAL CENTER By: /s/ Wendi Barber Name: Wendi Barber Title: Chief Financial Officer

Exhibit 10.2

[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 8

PURCHASED SERVICES PAYMENTS

FOR THE PERIOD NOVEMBER 25, 2019 – APRIL 30, 2023

Annual Paid Procedures Performed	Percentage of Technical Component Collections Payable To GKF For Each Procedure
[*****]	[*****]
[*****]	[*****]

PURCHASED SERVICES PAYMENTS

FOR THE PERIOD MAY 1, 2023 – NOVEMBER 25, 2024

Annual Paid Procedures Performed	Payment Per Procedure
[*****]	[*****]
[*****]	[*****]

For all procedures performed on or after May 1, 2023, Kettering shall determine if the Payment Per Procedure is an accurate estimate of the collections Kettering Health receives. Beginning on July 25th, 2023 (this is the date that the first financial audit report is due) and every two months therafter, Kettering Health will conduct a financial audit to determine if the monies collected from the Gamma Knife procedures (technical component), multiplied by [*****] (for first [*****] procedures) and [*****] (for procedures in excess of [*****]) is within +/- [*****] of the [*****]or [*****]per procedure payment. The information from the audit will be shared with officials at GK Financing, subject to non-disclosure and confidentiality provisions of the Agreement. If the audit reveals that the collections are over or under [*****] of the [*****] or [*****], a true up payment or credit will be made. Any true-up payment owed from Kettering Health will be made within forty-five (45) days of completion of the financial audit, and sharing of the information with GK Financing. Any true-up credit will be applied to the next subsequent monthly payment.

The annual count of procedures will be done on an annual basis and the procedure count will be reset to zero (0) every May 1st.

For all procedures performed prior to May 1, 2023, Kettering Health will continue to pay a percentage of the collections on the accounts receivable as outlined above until the obligations are fulfilled. Kettering shall provide GK Financing with an update on the amounts owed as of April 30, 2023 and every month thereafter (within 25 days after month end). The first report shall be provided by May 25, 2023.

For Procedure count purposes, any patient treatment provided on a fractionated basis shall count as one (1) Procedure. Charity cases shall not be included in the annual Procedures performed count.

Exhibit 10.2

[*****] Text Omitted for Confidential Treatment. The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Charity Cases

As a means to support Medical Center's mission of providing charity care for persons who require Gamma Knife procedures who are not covered by Medicare, Medicaid, TriCare, Ohio's Hospital Care Assurance Program, or private insurance programs (whether indemnity, preferred provider, health maintenance organization, etc.) and who do not have the means to pay for such procedures based on Medical Center’s adopted standards of indigency, GKF agrees that Medical Center may perform Procedures on a charity or unreimbursed basis so long as no such charity or unreimbursed Procedures are counted towards the number of annual paid Procedures performed for purposes of determining the Purchased Services Payments due hereunder. Medical Center shall be solely responsible (and GKF shall not in any manner be or become responsible) for determining whether any person meets the standards of indigency. Medical Center shall provide reasonable written documentation evidencing satisfaction of the conditions set forth herein to GKF at or prior to the expected time of treatment.

Payment of Procedures Performed Prior to May 1, 2023

GKF and Medical Center will use its best efforts to determine unpaid balance amounts as of June 30, 2023 for those procedures performed prior to May 1, 2023. Should GKF and Medical Center agree on the total unpaid balance amount, Medical Center shall reimburse GKF the agreed upon unpaid balance amount and Medical Center will have zero (0) balance owed to GKF for procedures performed prior to May 1, 2023. Should GKF and Medical Center not be able to agree on the unpaid balance amount as of April 30, 2023, the parties agree to again use its best efforts to come to an agreement on the unpaid balance amount by June 30, 2023 for those procedures performed prior to May 1, 2023.